UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2017

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Pike Street Suite 2000

Seattle, Washington 98101

(Address of Principal Executive Offices)

(206) 331-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Director Compensation

On August 21, 2017 (the “Grant Date”), in accordance with the director compensation policy of Marchex, Inc. (“Marchex” or the “Corporation”), Marchex (i) granted an aggregate of 136,056 restricted shares of Class B common stock under Marchex’s 2012 Stock Incentive Plan (the “Plan”) to each of Marchex’s directors as compensation for their annual Board service at a purchase price of $0.01 per share, and (ii) agreed to pay an aggregate of $129,000 in cash (subject to quarterly installments) for their annual Committee service. One hundred percent (100%) of such shares of restricted stock shall vest on the earlier of one (1) year from the Grant Date or the date of the 2018 annual meeting of stockholders of the Corporation, assuming continued service on Marchex’s Board of Directors (the “Board”) for such period and with accelerated vesting in full of all such restricted shares in the event of a Change of Control (as defined in such restricted stock agreements).

Additionally, Marchex agreed to pay an aggregate of $39,750 in cash to Marchex’s non-employee directors (which included Mr. Hanauer and Mr. Morris) for the additional quarterly period of service from May 12, 2017 through August 20, 2017.

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

 Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

Executive Director Compensation (Russell C. Horowitz)

In connection with Russell C. Horowitz’s (“Horowitz”) appointment as Executive Director of the Board of Marchex effective on the Grant Date, Marchex’s Compensation Committee (i) approved a replacement annual salary of $255,000 for Horowitz and acknowledged the termination of his consulting arrangement in connection with such appointment, (ii) awarded Horowitz a restricted stock grant under the Plan to purchase 145,000 shares of Marchex’s Class B common stock at a purchase price of $0.01 per share, and 95,000 options at an exercise price of $2.94 per share, the exercise price being the closing price of the Corporation’s Class B common stock on the Grant Date, with 100% of such shares and options vesting on the third annual anniversary of the Grant Date (assuming continued service as Executive Director on the vesting date) with accelerated vesting in full of all such shares and options in the event of a Change in Control (Corporation’s standard double trigger provision) or death or disability (as defined in such equity agreements), and (iii) approved the following performance cash bonus parameters applicable to Horowitz outside of Marchex’s Amended and Restated Annual Incentive Plan:  performance cash bonuses subject to the execution of certain customer or partner contracts with each contract exceeding certain annualized minimum contract values and assuming continued employment at each such payment date (a) in the amount of $250,000 (the “First Performance Payment”) if such conditions are met on or before December 31, 2017 and (b) additional incremental performance cash bonuses in two tranches of $125,000 each, if such incremental performance conditions are met for one or both tranches on or before August 31, 2018 (the “Second Performance Payment” and together with the First Performance Payment, are referred to as the “Bonus”).

Changes to Committee Membership

On the Grant Date, Marchex’s Board approved certain changes to the membership of the committees of the Board. The table below summarizes the membership information for each of the committees of the Board, effective immediately:

	Audit	Compensation	Nominating & Governance
Dennis Cline	X	X*	X*
Anne Devereux-Mills	X	X	X
M. Wayne Wisehart	X*	X	X

* Chair

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 21, 2017, Marchex held its 2017 annual meeting of stockholders. Holders of Class A common stock are entitled to twenty-five (25) votes per share and holders of Class B common stock are entitled to one (1) vote per share and vote together as a single class on all matters (including election of directors) submitted to a vote of stockholders, unless otherwise required by law. At the meeting, the stockholders elected each director nominee to the Board by the following votes:

Nominee	For	Withheld	Broker Non-Votes
Dennis Cline	146,735,485	1,331,272	10,268,492
Anne Devereux-Mills	145,090,023	2,976,734	10,268,492
Russell C. Horowitz	146,847,285	1,219,472	10,268,492
M. Wayne Wisehart	145,088,497	2,978,260	10,268,492

At the meeting, the stockholders voted on the other proposals as follows:

•

Stockholders ratified the appointment of Moss Adams LLP as the independent registered public accounting firm for Marchex for the fiscal year ending December 31, 2017 (with shares representing 157,993,123 votes voting for, 341,712 votes against, and 414 votes abstaining).

•

Stockholders approved the adoption of an amendment to Marchex’s amended and restated bylaws to provide that the courts located within the State of Delaware will serve as the exclusive forum for the adjudication of certain legal disputes (with shares representing 139,504,552 votes voting for, 8,558,052 votes against, 4,153 votes abstaining, and 10,268,492 broker non-votes).

•

Stockholders approved by a non-binding advisory vote the compensation paid to Marchex’s named executive officers as disclosed in Marchex’s proxy statement for the 2017 annual meeting (with shares representing 140,375,200 votes voting for, 7,682,136 votes against, 9,421 votes abstaining, and 10,268,492 broker non-votes).

•

Stockholders approved by a non-binding advisory vote the frequency at which the stockholders will be asked to approve the compensation paid to Marchex’s named executive officers in the future as follows:

Number of Shares Representing Votes
1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
16,547,460	8,640	131,504,448	6,209	10,268,492
•

Stockholders approved the reapproval of provisions of Marchex’s 2012 Stock Incentive Plan to enable Marchex to deduct in full certain plan-related compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (with shares representing 143,727,536 votes voting for, 4,334,352 votes against, 4,869 votes abstaining, and 10,268,492 broker non-votes).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marchex has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

MARCHEX, INC.

Date: August 22, 2017	By:	/s/ ETHAN CALDWELL
	Name:	Ethan Caldwell
	Title:	General Counsel, CAO and member of the Office of the CEO